                                                                   EXHIBIT 10.2

             AMENDMENT THREE TO SECOND AMENDED AND RESTATED CREDIT
                 FACILITY AGREEMENT DATED AS OF APRIL 27, 1999


         WHEREAS, Dresdner Bank Lateinamerika Aktiengesellschaft, Miami Agency as Agent and Lender, and First Union National Bank, Bank of America, NA, Wachovia Bank, N.A., Bank Leumi USA, Banque Sudameris, Miami Agency, and Israel Discount Bank Limited, Miami Agency, as Lenders, and Dycom Industries, Inc., as Borrower, are parties to the Second Amended and Restated Credit Facility Agreement dated 27 April 1999, as amended (the "Agreement"); and

         WHEREAS, the parties have agreed to further modification of the Agreement;

         NOW, THEREFORE, in consideration of the mutual promises and good and valuable consideration, the sufficiency of which is hereby agreed, the parties agree as follows:

         1. Section 6.02(D) is hereby amended by adding the following sentence after the sentence ending with "...Standard & Poor's Corporation.":

                           "Borrower may, however, repurchase or become
                  obligated (whether contingently or otherwise) to repurchase outstanding shares of common stock of Borrower in an amount of up to an aggregate maximum of $36,000,000 at any time, net of any amounts received from the resale of shares previously repurchased."

         2. Except as herein modified and amended, the Agreement remains in full force and effect.

         3. The effectiveness of Amendment Three shall be subject to the following:

                  a) execution by Borrower and Majority Lenders, as defined in the Agreement; and

                  b) receipt by the Agent of a one-time payment of $35,000 from the Borrower, to be shared equally with each of the other Lenders under The Agreement.

         4. The Borrower represents and warrants that it has no cause of action or claim against the Agent or the Lenders as of the date of this Amendment, and further waives any claim or cause of action against the Agent or the Lenders that may have arisen as of the date of this Amendment. Borrower further acknowledges and agrees that it neither has, nor has had, any defenses, counterclaims, or setoffs or any rights therefor to its obligations under the Second Amended and Restated Credit Facility Agreement or any loan documents.

         IN WITNESS WHEREOF, the parties have executed this Amendment Three to the Second Amended and Restated Credit Facility Agreement dated as of April 27, 1999 on this 13th day of June, 2001:

Borrower:

Dycom Industries, Inc.

By: /s/ Richard L. Dunn
    ------------------------------

Name: Richard L. Dunn
      ----------------------------

Title: Senior Vice President
       ---------------------------


Lender:

Dresdner Bank Lateinamerika AG
(also as Agent)

By: /s/
    ------------------------------

Name:   Frank Huthnance
      ----------------------------

Title: Vice President
       ---------------------------


By: /s/ Alan Hills
    ------------------------------

Name: Alan Hills
      ----------------------------

Title: Vice President
       ---------------------------


Lender:

----------------------------------

By:
    ------------------------------

Name:
      ----------------------------

Title:
       ---------------------------

         IN WITNESS WHEREOF, the parties have executed this Amendment Three to the Second Amended and Restated Credit Facility Agreement dated as of April 27, 1999 on this 14 day of June, 2001:


Borrower:

Dycom Industries, Inc.

By:
   ------------------------
Name:
     ----------------------
Title:
      ---------------------


Lender:

Dresdner Bank Lateinamerika AG
(also as Agent)

By:
   ------------------------
Name:
     ----------------------
Title:
      ---------------------

By:
   ------------------------
Name:
     ----------------------
Title:
      ---------------------


Lender:

Bank of America, N.A.

By: /s/ Andrew M. Airheart
   ------------------------
Name: ANDREW M. AIRHEART
     ----------------------
Title: MANAGING DIRECTOR
      ---------------------

         IN WITNESS WHEREOF, the parties have executed this Amendment Three to the Second Amended and Restated Credit Facility Agreement dated as of April 27, 1999 on this ____ day of June, 2001:


Borrower:

Dycom Industries, Inc.

By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------


Lender:

Dresdner Bank Lateinamerika AG
(also as Agent)

By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------


Lender:

Bank of Leumi USA

By: /s/ Richard Silverstein
   -------------------------------
Name:  Richard Silverstein
     -----------------------------
Title: Senior Vice President V.P.
      ----------------------------

         IN WITNESS WHEREOF, the parties have executed this Amendment Three to the Second Amended and Restated Credit Facility Agreement dated as of April 27, 1999 on this 13 day of June, 2001:


Borrower:

Dycom Industries, Inc.

By:
   ------------------------
Name:
     ----------------------
Title:
      ---------------------


Lender:

Dresdner Bank Lateinamerika AG
(also as Agent)

By:
   ------------------------
Name:
     ----------------------
Title:
      ---------------------

By:
   ------------------------
Name:
     ----------------------
Title:
      ---------------------


Lender:

Banque Sudameris Miami Agency

By: /s/ Sebastiao Cumba                      By: /s/ Efrain Lopez
   ------------------------                     ------------------------
Name: Sebastiao Cumba                        Name: Efrain Lopez
     ----------------------                       ----------------------
Title: Senior VP & Manager                   Title: Assistant VP
      ---------------------                        ---------------------

         IN WITNESS WHEREOF, the parties have executed this Amendment Three to the Second Amended and Restated Credit Facility Agreement dated as of April 27, 1999 on this __ day of June, 2001:


Borrower:

Dycom Industries, Inc.

By:
   ------------------------
Name:
     ----------------------
Title:
      ---------------------


Lender:

Dresdner Bank Lateinamerika AG
(also as Agent)

By:
   ------------------------
Name:
     ----------------------
Title:
      ---------------------

By:
   ------------------------
Name:
     ----------------------
Title:
      ---------------------


Lender:

First Union National Bank

By: /s/ Donald J. Mathews
   ------------------------
Name: Donald J. Mathews
     ----------------------
Title: Vice President
      ---------------------

         IN WITNESS WHEREOF, the parties have executed this Amendment Three to the Second Amended and Restated Credit Facility Agreement dated as of April 27, 1999 on this __ day of June, 2001:


Borrower:

Dycom Industries, Inc.

By:
   ------------------------
Name:
     ----------------------
Title:
      ---------------------


Lender:

Dresdner Bank Lateinamerika AG
(also as Agent)

By:
   ------------------------
Name:
     ----------------------
Title:
      ---------------------

By:
   ------------------------
Name:
     ----------------------
Title:
      ---------------------


Lender:

Wachovia Bank

By: /s/ Richard W. Varaua
   ------------------------
Name:  Richard W. Varaua
     ----------------------
Title: VP
      ---------------------

         IN WITNESS WHEREOF, the parties have executed this Amendment Three to the Second Amended and Restated Credit Facility Agreement dated as of April 27, 1999 on this 13 day of June, 2001:


Borrower:

Dycom Industries, Inc.

By:
   ------------------------
Name:
     ----------------------
Title:
      ---------------------


Lender:

Dresdner Bank Lateinamerika AG
(also as Agent)

By:
   ------------------------
Name:
     ----------------------
Title:
      ---------------------

By:
   ------------------------
Name:
     ----------------------
Title:
      ---------------------


Lender:

Israel Discount Bank Limited,
Miami Agency

By: /s/ Roberto R. Munoz
   ------------------------
Name: Roberto R. Munoz
     ----------------------
Title: Vice President
      ---------------------